GOODWILL	12 Months Ended
Dec. 31, 2021
GOODWILL
GOODWILL

NOTE 11 — GOODWILL

Changes in goodwill are as follows during the years ended December 31, 2021 and 2020:

Balance as of January 1, 2020	$1,209,953
Additions –	—
Balance as of December 31, 2020	$1,209,953
Additions – foreign currency translation	110,147
Balance as of December 31, 2021	$1,320,100

See Note 4 — Business Combinations for additional details related to the Entrepreneur Resorts goodwill.

Goodwill is allocated to the Company’s cash-generating units. The recoverable amounts of these cash- generating units have been determined based on value in use calculations. Other assumptions included in value in use calculations are closely linked to entity-specific key performance indicators. Management believes that any reasonably possible change in the key assumptions on which recoverable amounts are based would not cause the aggregate carrying amount to exceed the aggregate recoverable amount of the cash- generating units.